Exhibit 32.1 & 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in his capacity as an officer of Victory Commercial Management Inc. (the “Company”), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Annual Report of the Company on Form 10-K for the year ended December 31, 2018, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2019

By:	/s/ Alex Brown
Alex Brown
President, Chief Executive Officer, Interim Chief Financial Officer and Principal Accounting Officer,
Treasurer and Chairman

A signed original of this written statement required by Section 906 has been provided to Victory Commercial Management Inc. and will be retained by Victory Commercial Management Inc. and furnished to the Securities and Exchange Commission or its staff upon request.